                                                                   EXHIBIT 10.26

                            THE CHASE MANHATTAN BANK




                                                         As of December 18, 1997




TO:      JOHNSTON INDUSTRIES, INC.
         JOHNSTON INDUSTRIES ALABAMA, INC.
         JOHNSTON INDUSTRIES COMPOSITE REINFORCEMENTS, INC.
         J.I. GEORGIA, INC.


         Re: $160 MILLION CREDIT AGREEMENT DATED AS OF MARCH 28, 1996, AS AMENDED BY AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF JUNE 28, 1996 AND AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 1997 (THE "AGREEMENT")

Ladies and Gentlemen:

                  Reference is made to the request made by Johnston Industries, Inc., on behalf of the Borrowers, to The Chase Manhattan Bank as Agent for the Banks, for an amendment of certain financial covenants and obligations of the Borrowers set forth in the Agreement. All capitalized terms used herein shall have the meanings given to them in the Agreement, unless otherwise defined herein.

                  Further to your request, we hereby confirm, as Agent on behalf of the Banks, that the Banks are prepared to amend and otherwise modify the Agreement on the terms and subject to the conditions set forth below:

                  1 . Amendment to Section 7.03 - Financial Covenants: Section
7.03 of the Agreement hereby amended to delete the financial covenants set forth for said period and to substitute said covenants with the following:

         "(a) Total Loan Commitment. Permit the Total Loan Commitment under this credit facility to exceed $144,100,000 from January 4, 1998 through October 3, 1998; $137,225,000 from October 4, 1998 through October 2, 1999; $126,725,000 from October 3, 1999 and all times thereafter."

         "(b) Capital Expenditures. Permit Consolidated Capital Expenditures to exceed (i) $10,500,000 for the fiscal year ending January 3, 1998, (ii) $18,000,000 for the fiscal year ending January 2, 1999 of which no more than $6,300,000 may be expended during the period from January 4, 1998 through March 31, 1998 and no more than $4,100,000 may be committed for expenditure, but not expended, during the same period, and (iii) $20,000,000 for the fiscal year ending January 1, 2000 and for all fiscal years thereafter."

         "(c) Consolidated Funded Debt. Incur or permit Consolidated Funded Debt to exceed $149,000,000 from January 4, 1998 through October 3, 1998; $139,000,000 from October 4, 1998 through October 2, 1999; and $129,000,000 from October 3, 1999 and all times thereafter."


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


         "(d) Consolidated Tangible Net Worth. Permit its Consolidated Tangible Net Worth, at any time, to be less than the amount set forth opposite such period:

                               Period                                      Amount
                               ------                                      ------
                         10/l/97 -  4/3/98                              $36,500,000
                         4/4/98                                         $50,000,000
                         4/5/98  -  7/4/98                              $53,000,000
                         7/5/98  - 10/3/98                              $56,000,000
                         10/4/98 - 10/2/99                              $59,000,000
                         As of 1/l/00 - and at all
                           times thereafter                             $70,000,000"

         "(e) Leverage Ratio. Permit the Leverage Ratio, as determined at the end of each fiscal quarter, to be greater than the ratio set forth opposite the following periods:

                              Period                                      Ratio
                              ------                                      -----
                         10/l/97 -  1/3/98                              4.25:1.00
                         1/4/98  -  4/4/98                              3.25:1.00
                         4/5/98  - 10/3/98                              3.00:1.00
                         10/4/98 - 10/2/99                              2.50:1.00
                         As of 1/1/00 - and at all times
                           thereafter                                   2.00:1.00"

         "(f) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as determined at the end of each fiscal quarter, to be less than the ratio set forth opposite the following periods:

                              Period                                      Ratio
                              ------                                      -----
                         10/l/97 -  1/3/98                              0.65:1.00
                         1/4/98  -  4/4/98                              2.00:1.00
                         4/5/98  -  7/4/98                              2.25:1.00
                         7/5/98  - 10/3/98                              2.50:1.00
                         10/4/98 -  1/2/99                              2.50:1.00
                         1/3/99  - 10/2/99                              2.50:1.00
                         As of 1/1/00 - and all times
                           thereafter                                   3.00:1.00"

         "(g) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as determined at the end of each fiscal quarter, to be less than the ratio set forth opposite the following periods:

                              Period                                      Ratio
                              ------                                      -----
                         10/1/97 -  1/3/98                              0.85:1.00
                         1/4/98  -  4/4/98                              1.35:1.00
                         4/5/98  -  7/4/98                              1.35:1.00
                         7/5/98  - 10/3/98                              1.35:1.00
                         10/4/98 -  1/2/99                              1.40:1.00
                         1/3/99  - 10/2/99                              1.40:1.00
                         As of 1/l/00 - and all times
                           thereafter                                   1.50:1.00"


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


         "(h) Debt Ratio. Permit the Debt Ratio, as determined at the end of each fiscal quarter, to be greater than the ratio set forth opposite the following periods:

                               Period                                     Ratio
                               ------                                     -----
                           10/l/97 - 1/3/98                             4.75:1.00
                           1/4/98 - and all times
                             thereafter                                 3.00:1.00"

                  2. Amendment to Section 7.01 (b) - Reporting Requirements.
Section 7.01 (b)(iii) is hereby amended to add a new clause (iv) thereto as follows:

         " and (iv) a calculation of the Consolidated Funded Debt, Consolidated Tangible Net Worth, Fixed Charge Coverage Ratio, Current Ratio, Leverage Ratio, Interest Coverage Ratio, Debt Ratio and Consolidated Capital Expenditures for the fiscal month then ended, together with a statement as to whether or not Borrowers are in compliance with such financial covenants."

                  3. Additional Reporting Obligation. In addition to the reporting obligations of the Borrowers as set forth in Section 7.01 (b) and elsewhere in the Agreement, the Borrowers agree to provide to the Agent, by no later than February 13, 1998, a certificate of the chief financial officer of Johnston setting forth a calculation of each financial covenant of the Borrowers under Section 7.03 of the Agreement as of Borrowers' fiscal year ending January 3, 1998 and whether or not Borrowers are in compliance with each such financial covenant, as amended hereby, the calculations in such certificate to be prepared in accordance with GAAP.

                  4. FEE. Borrowers agree to pay to the Agent on or prior to the date hereof a fee (for the benefit of each Bank) equal to 1/8 of 1% of the Commitment as of the date hereof in connection with this Amendment.


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


                  Except as amended or modified hereunder, the Agreement and the other Loan Documents shall remain in full force and effect as executed.

                  Please indicate your agreement to and acceptance of the foregoing amendments on the terms and conditions herein set forth by executing the signature line below on the enclosed copy hereof and returning same to the undersigned via fax and courier.

                                    Very truly yours,

                                    THE CHASE MANHATTAN BANK
                                    AS BANK AND AGENT

                                    By:
                                        ----------------------------------
                                    Name:
                                    Title:



THE ADMINISTRATIVE AGENT:                    THE SYNDICATION AGENT:

THE CHASE MANHATTAN BANK                     NATIONSBANK, N.A.

By:                                          By:
    ------------------------------               ----------------------------
Name:                                        Name:
Title:                                       Title:


THE BANKS:

NATIONSBANK, N.A.

By:
    ------------------------------
Name:
Title:


REGIONS BANK                                 COMERICA BANK

By:                                          By:
    ------------------------------               ----------------------------
Name:                                        Name:
Title:                                       Title:


VAN KAMPEN AMERICAN CAPITAL                  CORESTATES BANK, N.A.

By:                                          By:
    ------------------------------               ----------------------------
Name:                                        Name:
Title:                                       Title:


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


WACHOVIA BANK, N.A.                          THE SUMITOMO BANK, LIMITED

By:                                          By:
    ------------------------------               ----------------------------
Name:                                        Name:
Title:                                       Title:

                                             By:
                                                 ----------------------------
                                             Name:
                                             Title:





AGREED TO AND ACCEPTED:


THE BORROWERS:

JOHNSTON INDUSTRIES, INC.                    JOHNSTON INDUSTRIES ALABAMA, INC.

By: /s/James J. Murray                       By: /s/James J. Murray
    ------------------------------               ----------------------------
Name:   James J. Murray                      Name:   James J. Murray
Title:  Executive Vice President &           Title:  Vice President
        Chief Financial Officer


JOHNSTON INDUSTRIES COMPOSITE                J.I. GEORGIA, INC.
REINFORCEMENTS, INC.

By: /s/James J. Murray                       By: /s/James J. Murray
    ------------------------------               ----------------------------
Name:   James J. Murray                      Name:   James J. Murray
Title:  Vice President                       Title:  Vice President



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